UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2010
TERREMARK WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of	(Commission File	(IRS Employer Identification No.)
Incorporation)	Number)
One Biscayne Tower
2 South Biscayne Boulevard, Suite 2900
Miami, Florida 33131

(Address of Principal Executive Office)
Registrant’s telephone number, including area code (305) 856-3200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
     The information set forth in Item 7.01 to this Current Report on Form 8-K is incorporated by reference in this Item 2.02.
ITEM 7.01 Regulation FD Disclosure.
     On November 1, 2010, Terremark Worldwide, Inc. (the “Company”) issued a press release disclosing certain financial information about the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference in this Item 7.01.
     Statements contained in the attached press release are made pursuant to the Safe Harbor for forward-looking statements described in the Private Securities Litigation Reform Act of 1995.
     In these communications, the Company may make certain statements that are forward-looking, such as statements regarding the Company’s future results and plans and anticipated trends in the industry and economies in which the Company operates. These forward-looking statements are the Company’s expectations on the day of press release, and the Company will make no efforts to update these expectations based on subsequent events or knowledge. These forward-looking statements are based on the Company’s current expectations and are subject to a number of risks, uncertainties, and assumptions, including that the Company is subject to uncertainties inherent in government contracting, that there can be no assurances regarding the Company’s ability to cross-sell across an acquired customer base, that the Company may have limited ability to increase revenue yields within its facilities, that the Company’s ability to refinance its existing debt could be limited, that the Company’s revenue may differ from that projected; that the Company may be further impacted by slowdowns, postponements or cancellations in the Company’s clients’ businesses, or deterioration in the financial condition of the Company’s clients; that the Company’s targeted service markets may not expand as the Company expects; that the Company may experience delays in the awarding of customer contracts; that the Company’s reserves and allowances may be inadequate, or the carrying value of the Company’s assets may be impaired; that the Company may experience increased costs associated with realigning the Company’s business, or may be unsuccessful in those efforts and any of the other risks contained in the Company’s Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from the results expressed or implied in any forward-looking statements made by the Company in these communications. These and other risks, uncertainties, and assumptions are detailed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any obligation to revise these forward-looking statements to reflect future events or circumstances.
     The information contained in Items 2.02 and 7.01 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
99.1	Press release, dated November 1, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: November 2, 2010	By:	/s/ Jose A. Segrera
Jose A. Segrera
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated November 1, 2010